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                                                                 EXHIBIT 10.1

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                                  STRAIGHT NOTE




         $300,000          South El Monte, California         January 14, 2000
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         For value received, Lee Pharmaceuticals promises to pay Mark DiSalvo or order, at South El Monte, California the sum of THREE HUNDRED THOUSAND DOLLARS, with interest from January 18, 2000, on unpaid principal at the rate of twenty
(20) per cent per annum; principal is payable monthly, commencing on February
20, 2000, with monthly principal payments of $10,000. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365-day year, actual day month and payable monthly. Principal and interest shall be payable in lawful money of the United States. If action were instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by the following trademark; Serutan.





     1/15/2000                                RONALD G. LEE
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       Date                         Lee Pharmaceuticals - Ronald G. Lee





     1/15/2000                              MICHAEL L. AGRESTI
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       Date                      Lee Pharmaceuticals - Michael L. Agresti

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